UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2011

STIFEL FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	001-09305 (Commission File Number)	43-1273600 (IRS Employer Identification No.)

One Financial Plaza

501 North Broadway

St. Louis, Missouri 63102-2102

(Address of principal executive offices, including zip code)

(Registrant's telephone number, including area code): (314) 342-2000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07     Submission of Matters to a Vote of Security Holders.

On June 1, 2011, Stifel Financial Corp. (the "Company") held its 2011 annual stockholders' meeting (the "2011 Annual Meeting"). The holders of 37,031,451 shares of common stock, 70% of the outstanding shares entitled to vote as of the record date, which constituted a quorum were represented at the meeting in person or by proxy. The five proposals submitted to the Company's stockholders are described in detail in the Company's Proxy Statement as filed with the Securities and Exchange Commission on April 18, 2011 (the "Proxy Statement"). At the 2011 Annual Meeting, the stockholders elected nine directors (Proposal I), approved the compensation of certain Company executives (Proposal III), recommended by advisory vote, the frequency of future advisory votes on executive compensation  (Proposal IV), and approved the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the year ended December 31, 2011 (Proposal V).

To permit additional time to solicit stockholder votes on Proposal II, as described in the Company's Proxy Statement, the 2011 Annual Meeting was adjourned until Monday, June 27, 2011, at 11 a.m. (central daylight time) and scheduled to reconvene at that time at the Company's offices located at One Financial Plaza, 2nd Floor, 501 North Broadway, St. Louis, Missouri, 63102.

The final results for the proposals considered at the 2011 Annual Meeting were as follows:

Proposal I:

The Company's stockholders elected six Class I directors to hold office until the 2014 annual meeting of stockholders or until their respective successors are elected and qualified or until their earlier death, resignation or removal, one Class II director to hold office until the 2012 annual meeting of stockholders or until his successor is elected and qualified or until his earlier death, resignation or removal, and two Class III directors to hold office until the 2013 annual meeting of stockholders or until their respective successors are elected and qualified or until their earlier death, resignation or removal. The following table shows the results of the stockholders' votes:

	For	Withhold Authority	Abstentions	Broker Non-votes
Nominees for Class I:
Bruce A. Beda	32,443,776	3,109,190	-	1,478,485
Frederick O. Hanser	33,106,042	2,446,924	-	1,478,485
Ronald J. Kruszewski	34,092,685	1,460,281	-	1,478,485
Thomas P. Mulroy	34,007,920	1,545,046	-	1,478,485
Thomas W. Weisel	33,859,404	1,693,562	-	1,478,485
Kelvin R. Westbrook	35,326,131	226,835	-	1,478,485
Nominee for Class II:			-
Alton F. Irby III	35,172,208	380,758	-	1,478,485
Nominees for Class III:			-
Michael W. Brown	35,304,008	248,958	-	1,478,485
Robert E. Grady	35,315,270	237,696	-	1,478,485

Proposal III:

	For	Against	Abstentions	Broker Non-votes
Proposal to approve resolution relating to executive compensation	34,785,753	735,233	31,980	1,478,485

Proposal IV:

	1 Year	2 Years	3 Years	Abstentions
Recommendation, by advisory vote, on the frequency of future advisory votes on executive compensation	20,450,592	174,883	14,670,872	256,619

Broker non-votes for Proposal IV were 1,478,485.

Proposal V:

	For	Against	Abstentions
Ratification of Ernst & Young LLP as independent registered public accountants	36,695,186	327,804	8,461

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STIFEL FINANCIAL CORP.

Date: June 3, 2011	By:	/s/ Ronald J. Kruszewski
Ronald J. Kruszewski
President and Chief Executive Officer